Exhibit 99.1
1 November 15, 2011 Morgan Stanley Global Consumer Conference

2 Presenters David H. Taylor EVP, Finance & Planning and Chief Financial Officer Murray S. Kessler Chairman, President and Chief Executive Officer

3 Safe Harbor Disclaimer You are cautioned that certain statements made in this presentation are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words "expect", "intend", "plan", "anticipate", "estimate", "believe", "will be", "will continue", "will likely result", and similar expressions. In addition, any statement that may be provided by management concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible actions by Lorillard, Inc. are also forward-looking statements as defined by the Act. Forward-looking statements are based on current expectations and projections about future events and are inherently subject to a variety of risks and uncertainties, many of which are beyond the control of Lorillard, Inc., and could cause actual results to differ materially from those anticipated or projected. Information describing factors that could cause actual results to differ materially from those in forward-looking statements is available in Lorillard, Inc.'s various filings with the Securities and Exchange Commission ("SEC"). These filings are available from the SEC over the Internet or on hard copy, and are, in some cases, available from Lorillard, Inc. as well. Forward-looking statements speak only as of the time they are made, and Lorillard, Inc. expressly disclaims any obligation or undertaking to update these statements to reflect any change in expectations or beliefs or any change in events, conditions or circumstances on which any forward-looking statement is based. This forward-looking statements disclaimer is only a brief summary of Lorillard, Inc.'s statutory forward-looking- statements disclaimer. You are urged to read that disclaimer, which is included in Lorillard Inc.'s Form 10-K and Form 10-Q filings with the SEC.

Regulation G Compliance You are also reminded that during this presentation, certain non-GAAP financial measures, such as EBITDA may be discussed. These measures should not be considered an alternative to net income, or any other measure of financial performance or liquidity presented in accordance with generally accepted accounting principles (GAAP). These measures are not necessarily comparable to a similarly titled measure of another company. Please refer to Appendix A for information that reconciles these measures with the most comparable GAAP measures. 4

We are Lorillard Third largest tobacco company in the United States $15 Billion Market Capitalization Flagship Brand - Newport(r) - #1 menthol cigarette & #2 cigarette brand in the U.S. Discount brand - Maverick(r) Newport(r) Non-Menthol - launched Nov. 2010 Track record of delivering superior financial and operating results Committed to strong cash returns to shareholders Committed to strong cash returns to shareholders Committed to strong cash returns to shareholders Committed to strong cash returns to shareholders Committed to strong cash returns to shareholders Committed to strong cash returns to shareholders Committed to strong cash returns to shareholders Committed to strong cash returns to shareholders Committed to strong cash returns to shareholders 5

The Lorillard Formula for Success: Industry Leading Fundamentals Lean Cost Structure Focus on Returning Cash to Shareholders Consistent Delivery of a Double Digit Total Shareholder Return Over the Long-Term 6

Which Over The Past Decade Has Generated Outstanding Returns for Shareholders Source: Bloomberg. From Carolina Group IPO on 1/31/2002 through 10/31/2011. +295.2% +10.9% Prices Indexed to 100 7

8 Newport Brand Strength is Key to the Company's Industry-Leading Fundamentals Net Promoter Score Newport Cigarettes Average Cigars Average Chewing Gum Average Breath Mint Average Overall CPG Average Coffee Average Beverage Average Source: 2010 Lorillard Adult Consumer Survey and research company benchmarks.

9 Brand Strength Traces to a Strong and Well Supported Consumer Franchise Priced Competitively 50-year Campaign Consumer-preferred Product Unique Demographics Urban Male East

10 Lorillard Consistently Grows Volume In a Declining Industry 2005-2010 Total Domestic Cigarette Sales Volume +1.2% CAGR -5.1% CAGR Source: 2010 Management Science Associates, Inc. domestic shipment data. Volume Indexed to 100

11 Therefore, Gaining Market Share Year after Year Lorillard Retail Market Share Source: Lorillard proprietary retail database ("EXCEL"). 14.2%

Importantly, Lorillard is Achieving Share Growth Profitably $ Billions +7.0% 2005 2006 2007 2008 2009 2010 Operating Income 1.1 1.2 1.3 1.4 1.5 1.7 Operating Income $ Billions +9.7% +10.8% Compound Annual Growth Rates 2005-2010 * Excluding Excise Taxes 12

13 We Also Recently Completed a Strategic Review Process to Build Upon Our Success Strategic Review Shareholder Input Met with 60% of active shareholders Customer Input NACS AWMA Key Customers Regulator Input Political Leaders Director of CTP Employee Input Lorillard Organizational Survey Consumer Input Proprietary survey Ongoing consumer panels Analytics Retail pricing trends Segment analysis Competitive analysis Secondary research

Which Highlighted the Opportunity For Close-In Adjacency Expansion Full Flavor Non-Menthol Non-Full Flavor Non-Menthol Full Flavor Menthol NFF Menthol Discount 14 2010 U.S. Cigarette Market Segmentation 288 B Units Source: Lorillard proprietary retail database ("EXCEL").

15 And Identified Expanded Lorillard Vision

To be Executed Via a Three-Prong Strategy State-by-State Promotion Strategy Consistent Advertising - "Newport Pleasure" Superior Product 16 New Product Development Regulatory Compliance Direct Mail Cigarettes First Successful Launch of Newport Non-Menthol Select Geographic Expansion of Newport Menthol Promotions Pursue Close-In Adjacencies Build out Process and Capabilities Protect and Grow the Core Three-Prong Strategy

And has Accelerated Overall Company Growth 5 Year CAGR 2011 YTD Growth Through 9/30 Source: 2010 Management Science Associates, Inc. domestic shipment data. Total Domestic Cigarette Sales Volume 17

18 2011 Performance is On-Track to Be One of Our Best Ever Year-to-Date through September 30 * Excluding excise taxes. Net Sales* ($B) Operating Income ($B) E.P.S. ($) +9.7% +5.5% +12.9%

19 Consistent Volume Growth Driven by Core Newport Menthol Stability and New Newport Non-Menthol Unit Volume Change Adjusted Unit Volume Change* * Adjusted for estimated changes in wholesale inventory levels. Source: Lorillard proprietary retail database ("EXCEL"). Represents change in 2011 from comparable quarter of 2010. Wholesale Shipment Volume Change from 2010

Once Again Affording Us the Opportunity to Return Cash to Shareholders $1.8 Billion of Cash Returned YTD Through 9/30/11 YTD 2011 $1.2 B Share Repurchases 70% - 75% Payout Target 1.5x Leverage Target 20

Company Does Not Believe FDA Menthol Review Will Undermine Lorillard Growth Strategy FDA conducting an independent review of the existing science The best available scientific evidence does not support an assertion that menthol in cigarettes negatively or disproportionately impacts the public health A draconian move like banning menthol would dramatically expand the cigarette "black market", making it easier for underage kids to gain access and undermine public health goals, as well as cost jobs and tax revenues The Company believes the FDA review of menthol will be a long process 21 FDA Menthol Review Status

Prohibition is the Closest Analogy There is little doubt that Prohibition failed to achieve what it set out to do, and that its unintended consequences were far more far reaching than its few benefits. The ultimate lesson is two-fold. Watch out for solutions that end up worse than the problems they set out to solve, and remember that the Constitution is no place for experiments, noble or otherwise. By Michael Lerner, historian - from "Unintended Consequences" area of PBS.org website on "Prohibition" documentary 22

23 In Summary, Lorillard is Bullish on Q4 And 2012 Based on the Belief: We will continue to deliver industry-leading fundamentals as we execute our strategic plan, The pricing environment will remain positive, Lorillard will remain focused on tight cost control, Increased regulation will not undermine growth, And, excess cash will be returned to shareholders.

24 EVP, Finance & Planning Chief Financial Officer David Taylor

* Excluding Excise Taxes 25 Historically Successful Business Model Unit Volume Net Pricing Net Sales* Lorillard Compound Annual Growth Rates 2005 - 2010

Newport Non-Menthol and Maverick contribute incremental profit New market for Newport Minimal cannibalization of Newport Menthol Market share gains drive efficiency and retail visibility New product introductions create future pricing leverage Net pricing opportunity as Newport Non-Menthol migrates to premium price point Strategic Growth Initiatives Create Long-term Shareholder Value 26

Wholesale Shipment Volume By Brand Newport Non-Menthol and Maverick Make up Greater Share 27 Newport Menthol Newport Non-Menthol Maverick Other Brands 24 B Units (85%) 24 B Units (79%) 2 B Units 4 B Units 3 B Units 12%

28 Recent Results Demonstrate our ability to deliver profitable volume growth Net Sales Operating Costs Operating Income Taxes & Other Net Income Earnings Per Share $4,446 3,154 1,292 522 $770 $5.04 $4,849 3,486 1,363 557 $806 $5.69 9 mos. 2010 9 mos. 2011 % Change +9.1% +5.5% +4.7% +12.9% (Amounts in millions, except per share data) Source: Lorillard filings

Lorillard Continues to Outperform its Peers and the Broader Universe of CPG Companies First Nine Months 2011 Y-o-Y EPS Growth (1) Averages includes Campbell Soup, Coca-Cola, ConAgra, Dr. Pepper Snapple, Heinz, Hershey, Kraft, Pepsi, Sara Lee and J.M. Smucker. 29 Lorillard Consumer Average (1) Altria Reynolds

Share repurchases since June 2008 separation from Loews $3.25 billion 22% of original LO shares Recently announced new $750 million plan Dividends will continue to increase as earnings grow Acquisitions not a priority now Cash Returns To Shareholders A Top Priority 30

31 How To Measure Success Protect and grow the core Newport Menthol unit volume stable and share growing in core markets Newport Menthol unit volume and share growing in non-core markets Net pricing and profitability growing for Newport Menthol in total Pursue close-in adjacencies Geographic expansion investments are modest and become earnings accretive relatively quickly Line extensions (Newport Non-Menthol) are profitable and do not impact core dynamics Maverick unit volumes and share growing in discount segment

32 Measures Of Success Industry leading volume trends Newport Menthol and total Newport share growth Industry leading operating profit growth Double-digit shareholders return (EPS and dividend)

Questions Murray S. Kessler President and Chief Executive Officer David H. Taylor Executive Vice President and Chief Financial Officer 33

34 Appendix A Regulation G Reconciliations ($ in millions) ($ in millions) Period Ending Period Ending 2006 2007 2008 2009 2010 Net Income Net Income $ 826 $ 898 $ 887 $ 948 $ 1,029 Add: Income Taxes Add: Income Taxes 518 485 547 571 606 Other (Income) Expense, net Other (Income) Expense, net Other (Income) Expense, net (103) (109) (19) 22 90 Operating Income $ 1,241 $ 1,274 $ 1,415 $ 1,541 $ 1,725 Depreciation & Amortization 47 40 32 32 35 EBITDA $ 1,288 $ 1,314 $ 1,447 $ 1,573 $ 1,760 Reconciliation of Net Income to EBITDA